                                                                  Exhibit 10(hh)


                            NUTRAMAX PRODUCTS, INC.
                               9 Blackburn Drive
                             Gloucester, MA  01930


                              Dated as of:  March 31, 1998


BankBoston, N.A.
  Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Fleet National Bank
One Federal Street
Boston, MA  02109

National Bank of Canada
One Federal Street, 27th Floor
Boston, MA  02110

The Sumitomo Bank, Limited
450 Lexington Avenue, Suite 1700
New York, NY  10017

Senior Debt Portfolio
c/o Eaton Vance Management
24 Federal Street
Boston, MA  02110


     Re:  Fourth Amendment to Revolving Credit and Term Loan Agreement
          ------------------------------------------------------------

Ladies and Gentlemen:

     We refer to the Revolving Credit and Term Loan Agreement dated as of

December 30, 1996, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 11, 1997, by a Second Amendment to Revolving Credit and Term Loan Agreement dated as of November 26, 1997, and by a Third Amendment to Revolving Credit and Term Loan Agreement dated as of January 20, 1998, (as so amended, the "Loan Agreement"), among NutraMax Products, Inc. (the "Borrower"), the banking institutions referred to therein as Banks (the "Banks") and The First National Bank of Boston (now known as BankBoston, N.A.), as agent (the "Agent"). Upon the terms and subject to the conditions contained in the Loan Agreement, you agreed to make Revolving Loans and Term Loans to, and issue Letters of Credit for the account of, the Borrower.

     Terms used in this letter of agreement (the "Fourth Amendment") which are not defined herein, but which are defined in the Loan Agreement, shall have the same respective meanings herein as therein.

     We have requested and you have agreed to make certain modifications of the Loan Documents (collectively, the "Modifications"), and you have advised us that you are prepared and would be pleased to make the Modifications so requested by us on the condition that we join with you in this Fourth Amendment.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Fourth Amendment, and fully intending to be legally bound by this Fourth Amendment, we hereby agree with you as follows:

                                   ARTICLE I
                                   ---------

                         AMENDMENTS TO LOAN AGREEMENT
                         ----------------------------

     Effective as of March 31, 1998 (the "Fourth Amendment Date"), the Loan Agreement is amended in each of the following respects:

          (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Fourth Amendment.

          (b) The term "Subordinated Debt Documents" shall, whenever used in any of the Loan Documents or Security Documents, be deemed to also mean and include any required consents in form and substance reasonably satisfactory to the Banks and the Agent, between the Borrower and ING, as referenced in Article III(g)(iii) below.

          (c) The last line of Section 2.13(f)(iii) of the Loan Agreement is amended to read in its entirety as follows:

    "statements required to be delivered pursuant to Section 5.1(a), provided
                                                                     --------
    that for the fiscal year ending September 30, 1997, there shall only be due and payable 75% of the Excess Cash Flow of the Borrower for the immediately preceding three fiscal quarters (the "Stub Period"), and provided, further,
                                                             --------  -------
    that of the $930,750 of Excess Cash Flow owing for the Stub Period, (x) $100,000 thereof shall be deferred and become due on June 30, 1998, (y) $100,000 thereof shall be deferred and become due on October 5, 1998, and
    (z) the remaining balance thereof shall be deferred and become due 10 days after the date on which the financial statements are required to be delivered pursuant to Section 5.1(a) for the fiscal year ending September 30, 1998, it being understood and agreed, however, that the foregoing deferrals shall not in any way limit the Borrower's obligations to make Mandatory Prepayments under clause (ii) above.

          (d) Section 6.6 of the Loan Agreement is amended: (i) by deleting the reference to "4.25 to 1" specified opposite the test for the fiscal quarter ending March 31, 1998 (but not the fiscal quarter ending June 30, 1998), and
(ii) by inserting in place thereof the following:  "4.50 to 1."

          (e) Section 6.9 of the Loan Agreement is amended: (i) by deleting the reference to "2.75 to 1" specified opposite the test for the fiscal quarters ending March 31, 1998 and June 30, 1998 (but not the fiscal quarter ending December 31, 1997), and (ii) by inserting in place thereof the following: "2.50 to 1."

                                   ARTICLE II
                                   ----------

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

     The Borrower hereby represents, warrants and covenants to you as follows:

     (a)  Representations in Loan Agreement.  Each of the representations and
          ---------------------------------
warranties made by the Borrower to you in the Loan Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Fourth Amendment.

     (b)  No Defaults or Events of Default.  No Default or Event of Default
          --------------------------------
exists on the date of this Fourth Amendment (after giving effect to all of the arrangements and transactions contemplated by this Fourth Amendment).

     (c)  Binding Effect of Documents.  This Fourth Amendment has been duly
          ---------------------------
executed and delivered to you by the Borrower and the Subsidiaries (as the case may be) and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and the Subsidiaries (as the case may be) contained herein constitute legal, valid and binding obligations of the Borrower and the Subsidiaries (as the case may be) enforceable against them in accordance with their terms.

                                  ARTICLE III
                                  -----------

                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

     (a)  Waiver.  The Borrower has informed the Banks and the Agent that it has
          ------
failed to comply with the provisions of Sections 2.13(f) and 6.6 of the Loan Agreement for the fiscal year ending September 30, 1997 and the fiscal quarter ending December 31, 1997, respectively, which such failure constitutes Events of Default thereunder. The Borrower has requested that the Banks waive such Events of Default, and by their countersignatures below, the Banks hereby waive such Events of Default under Sections 2.13(f) and 6.6 of the Loan Agreement insofar as (and only to the extent that) such Events of Default relate to the fiscal year ending September 30, 1997 and the fiscal quarter ending December 31, 1997, respectively. This waiver is a one-time waiver only, and does not constitute a waiver of (i) any other Default or Event of Default under the Loan Agreement, whether existing prior to, on or arising after December 31, 1997, including without limitation, any breach arising after such date of the same type or nature or (ii) any of the Banks' or Agent's rights or remedies with respect to any such other or subsequent Defaults or Events of Default.

     (b)  No Other Changes.  Except to the extent specifically amended and
          ----------------
supplemented hereby, all of the terms, conditions and the provisions of the Loan Agreement, the Notes and each of the other Loan Documents shall remain unmodified, and the Loan Agreement, the Notes and each of the other Loan Documents, as amended and supplemented by this Fourth Amendment, are confirmed as being in full force and effect.

     (c)  Governing Law.  This Fourth Amendment is intended to take effect as a
          -------------
sealed instrument and shall be deemed to be a contract under the laws of The Commonwealth of Massachusetts. This Fourth Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (d)  Binding Effect; Assignment.  This Fourth Amendment shall be binding
          --------------------------
upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (e)  Counterparts.  This Fourth Amendment may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Fourth Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

     (f)  Conflict with Loan Agreement.  If any of the terms of this Fourth
          ----------------------------
Amendment shall conflict in any respect with any of the terms of the Loan Agreement or any other Loan Document, the terms of this Fourth Amendment shall be controlling.

     (g)  Conditions Precedent.  This Fourth Amendment shall become and be
          --------------------
effective as of the Fourth Amendment Date, but only if:

              (i) the form of acceptance at the end of this Fourth Amendment shall be signed by the Borrower, each Subsidiary, the Agent and the Banks;

              (ii) the Agent shall have received, for the ratable benefit of those Banks who are signatories to this Fourth Amendment, an amendment fee from the Borrower in the amount of $90,000 (which represents approximately 10 basis points of the current Total Commitment); and

              (iii) the Banks and the Agent shall have received satisfactory evidence that Internationale Nederlanden (U.S.) Capital Corporation ("ING") has provided any and all required consents to the Modifications and has entered into modifications to the Subordinated Debt Documents in form and substance satisfactory to the Banks and the Agent in connection therewith (including, without limitation, modifications to certain of the financial covenants contained therein so as to make them less restrictive than those which are contained in the Loan Agreement).

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Fourth Amendment and return such counterpart to the undersigned, whereupon this Fourth Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                   Very truly yours,

                                   The Borrower:
                                   -------------

                                   NUTRAMAX PRODUCTS, INC.

                                   By: /s/ Robert F. Burns
                                       -------------------------------
                                       Title: Vice President



                  (remainder of page intentionally left blank)

     The foregoing Fourth Amendment is hereby accepted by the undersigned effective as of March 31, 1998.


The Agent:
---------

BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), individually and as Agent


By: /s/ Timothy G. Clifford
    ---------------------------------
    Title: Vice President


FLEET NATIONAL BANK


By: /s/ Ann M. Meade
    ---------------------------------
    Title: Vice President

NATIONAL BANK OF CANADA


By: /s/ Edward T. Paslawski
    ---------------------------------
    Title: Vice President


By: /s/ Leonard J. Pellecchia
    ---------------------------------
    Title: Vice President


THE SUMITOMO BANK, LIMITED


By: /s/ Brian M. Smith
    ---------------------------------
    Title: Senior Vice President


By: /s/ Jeffrey Frost
    ---------------------------------
    Title: Vice President

SENIOR DEBT PORTFOLIO


By:  Boston Management and Research,
     as investment advisor


     By: /s/ Scott H. Page
         ----------------------------
         Title: Vice President

                             CONSENT OF GUARANTORS
                             ---------------------


     Each of the undersigned has guaranteed the Obligations under (and as defined in) the Agreement by executing separate Guaranties, each dated as of December 30, 1996 (or, in the case of the last three signatories listed below, as of September 11, 1997). By executing this letter, each of the Subsidiaries hereby absolutely and unconditionally reaffirms the Guaranty to which it is a party, and acknowledges and agrees to the terms and conditions of this letter agreement and the Loan Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

                                    NUTRAMAX HOLDINGS, Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    NUTRAMAX HOLDINGS II, Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    OPTOPICS LABORATORIES, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    FAIRTON REALTY, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    ORAL CARE, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    FLORENCE REALTY, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    POWERS PHARMACEUTICAL CORP.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    CERTIFIED CORP., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    ADHESIVE COATINGS, INC.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    ELMWOOD PARK REALTY, INC.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    FIRST AID PRODUCTS, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President